                                                                    EXHIBIT 10.9

                      AMENDED AND RESTATED PLEDGE AGREEMENT

            PLEDGE AGREEMENT, dated as of July 15, 2003 and amended and restated as of July 30, 2004 (as so amended and restated and as the same may be further amended, restated, supplemented and/or otherwise modified from time to time, this "Agreement"), made by each of the undersigned (together with any other entity that becomes a party hereto pursuant to Section 23 hereof, each a "Pledgor" and, collectively, the "Pledgors"), in favor of JPMORGAN CHASE BANK, as Collateral Agent (including any successor collateral agent, the "Pledgee") for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement referred to below shall be used herein as therein defined.

                              W I T N E S S E T H:

            WHEREAS, Reynolds American Inc. ("Parent"), R.J. Reynolds Tobacco Holdings, Inc. (the "Borrower"), the various lending institutions from time to time party thereto (the "Lenders"), and JPMORGAN CHASE BANK, as Administrative Agent (the "Administrative Agent") have entered into a Credit Agreement, dated as of May 7, 1999, as amended and restated as of November 17, 2000, as further amended and restated as of May 10, 2002 and as further amended and restated as of July 30, 2004, providing for the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower, all as contemplated therein (with (i) the Lenders, each Letter of Credit Issuer, the Administrative Agent, the Senior Managing Agents, the Pledgee and the Collateral Agent being herein called the "Lender Creditors" and (ii) the term "Credit Agreement" as used herein to mean the Credit Agreement described above in this paragraph, as the same may be further amended, modified, extended, renewed, replaced, restated, supplemented and/or refinanced from time to time, and including any agreement extending the maturity of, or refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers or guarantors thereunder or any increase in the amount borrowed) all or any portion of, the indebtedness under such agreement or any successor agreement, whether or not with the same agent, trustee, representative, lenders or holders; provided that, with respect to any agreement providing for the refinancing or replacement of indebtedness under the Credit Agreement, such agreement shall only be treated as, or as part of, the Credit Agreement hereunder if (x) either (A) all obligations under the Credit Agreement being refinanced or replaced shall be paid in full at the time of such refinancing or replacement, and all commitments and letters of credit issued pursuant to the refinanced or replaced Credit Agreement shall have terminated in accordance with their terms or (B) the Required Lenders shall have consented in writing to the refinancing or replacement indebtedness being treated as indebtedness pursuant to the Credit Agreement, and (y) a notice to the effect that the refinancing or replacement indebtedness shall be treated as issued under the Credit Agreement shall be delivered by the Borrower to the Collateral Agent);

                                                                       Exhibit H
                                                                          Page 2

            WHEREAS, Parent and/or one or more of its Subsidiaries has from time to time entered into, and/or may in the future from time to time enter into, one or more agreements or arrangements with JPMCB or any of its affiliates (even if JPMCB ceases to be a Lender under the Credit Agreement for any reason (JPMCB, any such affiliate and their respective successors and assigns, each, a "Credit Card Issuer")) providing for credit card loans made available to certain employees of Parent and/or one or more of its Subsidiaries (each such agreement or arrangement with a Credit Card Issuer, a "Secured Credit Card Agreement").

            WHEREAS, Parent and/or one or more of its Subsidiaries has from time to time entered into, and/or may in the future from time to time enter into, one or more (i) interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements), (ii) foreign exchange contracts, currency swap agreements, commodity agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values and/or (iii) other types of hedging agreements from time to time (each such agreement or arrangement with a Hedging Creditor (as hereinafter defined), together with the Existing Interest Rate Swap Agreement, a "Secured Hedging Agreement"), with any Lender, any affiliate thereof or a syndicate of financial institutions organized by a Lender or an affiliate of a Lender (even if any such Lender ceases to be a Lender under the Credit Agreement for any reason) (any such Lender, affiliate or other such financial institution that participates therein, together with Calyon (as counterparty to the Existing Interest Rate Swap Agreement), and in each case their subsequent successors and assigns, collectively, the "Hedging Creditors", and together with the Lender Creditors and each Credit Card Issuer, the "Lender Secured Creditors");

            WHEREAS, the Borrower and the trustee thereunder (the "Existing Senior Notes Trustee"), on behalf of the holders of the Existing Senior Notes (such holders, together with the Existing Senior Notes Trustee, the "Existing Senior Notes Creditors"), have from time to time entered into, and may in the future from time to time enter into, one or more Indentures (collectively, as amended, modified or supplemented from time to time, the "Existing Senior Notes Indenture" and, together with the Existing Senior Notes, the "Existing Senior Notes Documents") providing for the issuance of Existing Senior Notes by the Borrower;

            WHEREAS, the Borrower and the trustee thereunder (the "Refinancing Senior Notes Trustee"), on behalf of the holders of the Refinancing Senior Notes (such holders, together with the Refinancing Senior Notes Trustee, the "Refinancing Senior Notes Creditors", with the Lender Secured Creditors, the Existing Senior Notes Creditors and the Refinancing Senior Notes Creditors being herein called the "Secured Creditors"), may from time to time enter into, one or more Indentures (collectively, as amended, modified or supplemented from time to time, the "Refinancing Senior Notes Indenture" and, together with the Refinancing Senior Notes, the "Refinancing Senior Notes Documents") providing for the issuance of Refinancing Senior Notes by the Borrower;

            WHEREAS, pursuant to the Subsidiary Guaranty, each Pledgor (other than the Borrower) has jointly and severally guaranteed to the Lender Secured Creditors the payment when due of the Guaranteed Obligations (as defined in the Subsidiary Guaranty);

                                                                       Exhibit H
                                                                          Page 3

            WHEREAS, pursuant to the Credit Agreement Party Guaranty, each Credit Agreement Party has guaranteed to the Hedging Creditors and each Credit Card Issuer the payment when due of the Relevant Guaranteed Obligations;

            WHEREAS, each Specified Pledgor (other than the Borrower) has jointly and severally guaranteed to the Existing Senior Notes Creditors the payment when due of principal and interest on the Existing Senior Notes;

            WHEREAS, each Specified Pledgor (other than the Borrower) has jointly and severally guaranteed to the Refinancing Senior Notes Creditors the payment when due of principal and interest on the Refinancing Senior Notes;

            WHEREAS, certain of the Pledgors have heretofore entered into a Pledge Agreement, dated as of July 15, 2003 (as amended, modified and/or supplemented from time to time to, but not including, the date hereof, the "Original Pledge Agreement");

            WHEREAS, the Pledgors desire to amend and restate the Original Pledge Agreement in the form of this Agreement;

            WHEREAS, the Credit Agreement requires this Agreement be executed and delivered to the Pledgee by the Pledgors and the Secured Hedging Agreements, the Existing Senior Notes Indenture and the Refinancing Senior Notes Indenture require that this Agreement secure the respective Obligations as provided herein;

            WHEREAS, each Pledgor desires to execute this Agreement to satisfy the requirements described in the preceding paragraph;

            NOW, THEREFORE, in consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:

            1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

            (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of such Pledgor, now existing or hereafter incurred under, arising out of or in connection with each Credit Document to which such Pledgor is a party (including, without limitation, indemnities, fees and interest (including all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of the Borrower or any other Credit Party at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding)) and the due performance of and compliance by such Pledgor with the terms of each such Credit Document (all such obligations and liabilities under this clause
      (i), except to the extent consisting of

                                                                       Exhibit H
                                                                          Page 4

      obligations or liabilities with respect to Secured Credit Card Agreements and Secured Hedging Agreements, being herein collectively called the "Credit Document Obligations");

            (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of such Pledgor, now existing or hereafter incurred under, arising out of or in connection with each Secured Credit Card Agreement, including, all obligations, if any, of such Pledgor under its Guaranty in respect of Secured Credit Card Agreements (all such obligations and liabilities under this clause (ii) being herein collectively called the "Credit Card Obligations");

            (iii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of such Pledgor, now existing or hereafter incurred under, arising out of or in connection with each Secured Hedging Agreement, including, all obligations, if any, of such Pledgor under its Guaranty in respect of Secured Hedging Agreements (all such obligations and liabilities under this clause (iii) being herein collectively called the "Hedging Obligations");

            (iv) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of such Pledgor (including, without limitation, indemnities, fees and interest (including all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of the Borrower or any other Credit Party at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding)), now existing or hereafter incurred under, arising out of or in connection with each Existing Senior Notes Document, including, all obligations, if any, of such Pledgor under a guaranty in respect of the Existing Senior Notes (all such obligations and liabilities under this clause (iv) being herein collectively called the "Existing Senior Notes Obligations");

            (v) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of such Pledgor (including, without limitation, indemnities, fees and interest (including all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of the Borrower or any other Credit Party at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding)), now existing or hereafter incurred under, arising out of or in connection with each Refinancing Senior Notes Document, including, all obligations, if any, of such Pledgor under a guaranty in respect of the Refinancing Senior Notes (all such obligations

                                                                       Exhibit H
                                                                          Page 5

      and liabilities under this clause (v) being herein collectively called the "Refinancing Senior Notes Obligations");

            (vi) any and all sums advanced by the Pledgee in order to preserve the Collateral and/or its security interest therein;

            (vii) in the event of any proceeding for the collection of the Obligations (as defined below) or the enforcement of this Agreement, after an Event of Default (such term, as used in this Agreement, shall mean and include any Event of Default under the Credit Agreement, any "event of default" under the Existing Senior Notes Documents or the Refinancing Senior Notes Documents and any payment default by the Borrower under any Secured Credit Card Agreement, any Secured Hedging Agreement after the expiration of any applicable grace period) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

            (viii) all amounts paid by any Secured Creditor as to which such Secured Creditor has the right to reimbursement under Section 11 of this Agreement;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (vii) of this Section 1 being herein collectively called the "Obligations".

            2. DEFINITIONS; REPRESENTATIONS. (a) The following capitalized terms used herein shall have the definitions specified below:

            "Adverse Claim" has the meaning given such term in Section 8-102(a)(1) of the UCC.

            "Agreement" shall have the meaning set forth in the first paragraph of this Agreement.

            "Applicable Obligations" shall have the meaning provided in Section
3.1 hereof.

            "Borrower" shall have the meaning provided in the recitals to this Agreement.

            "CA Termination Date" shall have the meaning set forth in Section 18 hereof.

            "Certificated Security" has the meaning given such term in Section 8-102(a)(4) of the UCC.

            "Class" shall have the meaning provided in Section 20 hereof.

            "Clearing Corporation" has the meaning given such term in Section 8-102(a)(5) of the UCC.

            "Collateral" shall have the meaning provided in Section 3.1 hereof.

                                                                       Exhibit H
                                                                          Page 6

            "Collateral Accounts" means any and all accounts established and maintained by the Pledgee in the name of any Pledgor to which Collateral may be credited.

            "Collateral Proceeds" shall have the meaning provided in Section 9 hereof.

            "Credit Agreement" shall have the meaning provided in the recitals to this Agreement.

            "Credit Card Issuer" shall have the meaning provided in the recitals to this Agreement.

            "Credit Card Obligations" shall have the meaning provided in Section
3.1 hereof.

            "Credit Document Obligations" shall have the meaning provided in
Section 1 hereof.

            "Designated Collateral" shall have the meaning provided in Section
3.1 hereof.

            "Event of Default" shall have the meaning provided in Section 1 hereof.

            "Excluded Domestic Entities" shall mean and include (i) Northern Brands International, Inc., a Delaware corporation, (ii) R.J. Reynolds Tobacco International Inc., a Delaware corporation, (iii) Santa Fe, (iv) CMSI and (v) Lane.

            "Excluded Foreign Entities" shall mean and include one or more direct Subsidiaries of any Pledgor that is not a Domestic Subsidiary and is designated as an "Excluded Foreign Entity" by the Borrower pursuant to a written notice delivered to the Pledgee; provided that if at the time of the delivery (or required delivery) of the financial statements of Parent pursuant to Section 7.01(a) or (b) of the Credit Agreement, (i) the net book value of the assets of any Excluded Foreign Entity as at the last day of the fiscal quarter or fiscal year, as the case may be, to which such financial statements relate is greater than $25,000,000, then on the 90th day following the delivery (or required delivery) of such financial statements, such entity shall cease to be an "Excluded Foreign Entity" for purposes of this Agreement or (ii) the aggregate net book value of the assets of all Excluded Foreign Entities as at the last day of the fiscal quarter or fiscal year, as the case may be, to which such financial statements relate is greater than $75,000,000, then on the 90th day following the delivery (or required delivery) of such financial statements, one or more entities which (I) theretofore constituted "Excluded Foreign Entities",
(II) hold assets with an aggregate net book value as at the last day of the relevant fiscal quarter or fiscal year, as the case may be, equal to at least the excess of the aggregate net book value of the assets of all Excluded Foreign Entities as at the last day of such fiscal quarter or fiscal year, as the case may be, over $75,000,000 and (III) have been designated in writing by the Borrower to the Pledgee, shall cease to be "Excluded Foreign Entities" for purposes of this Agreement; provided, however, that if no such designation is provided by the Borrower as contemplated by preceding clause (ii), all entities theretofore constituting "Excluded Foreign Entities" shall cease to be "Excluded Foreign Entities" for purposes of this Agreement on such 90th day.

            "Excluded Investment Entities" shall mean and include (i) Targacept, Inc., a Delaware corporation, (ii) Technology Concepts & Design, Inc., a Virginia corporation, (iii)

                                                                       Exhibit H
                                                                          Page 7

Intellilink Services, Inc., a Georgia corporation, (iv) an investment in Mountain Capital CLO II Ltd, a corporation organized under the laws of the Cayman Islands, so long as the aggregate amount of such investment (determined without regard to any write-downs or write-offs thereof) does not exceed $5,000,000, and (v) any other CLO investment owned by a Pledgor, so long as the aggregate amount of all such CLO investments (determined without regard to any write-downs or write-offs thereof) do not exceed $25,000,000; provided that the each of foregoing entities shall cease to be an "Excluded Investment Entity" at such time as the organizational documents governing the respective such entity cease to prohibit the assignment of, or granting of a security interest in, capital stock of such entity, it being understood and agreed that any such excluded capital stock shall be subject to the security interests created by this Agreement upon the receipt by the respective Pledgor of any necessary approvals or waivers permitting the assignment thereof or the granting of a security interest therein.

            "Existing Senior Notes Creditors" shall have the meaning provided in the recitals to this Agreement.

            "Existing Senior Notes Documents" shall have the meaning provided in the recitals to this Agreement.

            "Existing Senior Notes Indenture" shall have the meaning provided in the recitals to this Agreement.

            "Existing Senior Notes Obligations" shall have the meaning provided in Section 1 hereof.

            "Existing Senior Notes Trustee" shall have the meaning provided in the recitals to this Agreement.

            "Financial Asset" has the meaning given such term in Section 8-102(a)(9) of the UCC, provided that the term "Financial Asset" shall not include (i) any capital stock of any Excluded Domestic Entity or any Excluded Investment Entity or (ii) any Margin Stock.

            "Hedging Creditors" shall have the meaning provided in the recitals to this Agreement.

            "Hedging Obligations" shall have the meaning provided in Section 1 hereof.

            "Indemnitees" shall have the meaning set forth in Section 11 hereof.

            "Instrument" has the meaning given such term in Section 9-102(a)(47) of the UCC.

            "Investment Property" has the meaning given such term in Section 9-102(a)(49) of the UCC, provided that the term "Investment Property" shall not include (i) any capital stock of any Excluded Domestic Entity or any Excluded Investment Entity or (ii) any Margin Stock.

            "Lender Creditors" shall have the meaning provided in the recitals to this Agreement.

                                                                       Exhibit H
                                                                          Page 8

            "Lender Secured Creditors" shall have the meaning provided in the recitals to this Agreement.

            "Lenders" shall have the meaning provided in the recitals to this Agreement.

            "Limited Liability Company Assets" shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interests in other limited liability companies), at any time owned or represented by any Limited Liability Company Interest.

            "Limited Liability Company Interest" shall mean the entire limited liability company interest at any time directly owned by each Pledgor in any limited liability company (with any limited liability company the equity interests of which are required to be included as "Limited Liability Company Interests" hereunder being herein called a "Pledged LLC").

            "LSB Note" shall mean that certain Non-Recourse Secured Promissory Note, dated May 14, 1997, made by Technology Directors II, LLC to R.J. Reynolds Tobacco Company (as assignee of Reynolds Technologies, Inc.) as amended from time to time, in an initial aggregate principal amount of $15,000,000.

            "Notes" shall mean all promissory notes at any time issued to, or held by, any Pledgor, provided that the term "Note" shall not include the LSB Note.

            "Noticed Event of Default" shall have the meaning provided in
Section 5 hereof.

            "Notified Non-Credit Agreement Event of Default" means (i) the acceleration of the maturity of any Existing Senior Notes or Refinancing Senior Notes or the failure to pay at maturity any Existing Senior Notes or Refinancing Senior Notes, or the occurrence of any bankruptcy or insolvency Event of Default under the Existing Senior Notes Indenture or the Refinancing Senior Notes Indenture, (ii) any Event of Default under a Secured Credit Card Agreement or
(iii) any Event of Default under a Secured Hedging Agreement, in the case of any event described in clause (i), (ii) or (iii) to the extent the Existing Senior Notes Trustee, the Refinancing Senior Notes Trustee, the relevant Credit Card Issuer or the relevant Hedging Creditor, as the case may be, has given written notice to the Collateral Agent that a "Notified Non-Credit Agreement Event of Default" exists; provided that such written notice may only be given if such Event of Default is continuing and, provided further, that any such Notified Non-Credit Agreement Event of Default shall cease to exist (I) once there is no longer any Event of Default under the Existing Senior Notes Indenture, the Refinancing Senior Notes Indenture, the respective Secured Credit Card Agreement or the respective Secured Hedging Agreement, as the case may be, in existence,
(II) in the case of an Event of Default under the Existing Senior Notes Indenture or the Refinancing Senior Notes Indenture, after all Existing Senior Notes Obligations or Refinancing Senior Notes Obligations, as the case may be, have been repaid in full, (III) in the case of an Event of Default under a Secured Credit Card Agreement or Secured Hedging Agreement, such Secured Credit Card Agreement or Secured Hedging Agreement, as the case may be, has been terminated and all Credit Card Obligations or Hedging Obligations, as the case may be, thereunder have been repaid in full, (IV) in the case of an Event of Default under the Existing Senior Notes Indenture or the Refinancing Senior Notes Indenture, if the Existing

                                                                       Exhibit H
                                                                          Page 9

Senior Notes Creditors or the Refinancing Senior Notes Creditors, as the case may be, holding at least a majority of the aggregate principal amount of the outstanding Existing Senior Notes or the Refinancing Senior Notes, as the case may be, at such time have rescinded such written notice and (V) in the case of an Event of Default under a Secured Credit Card Agreement or Secured Hedging Agreement, the requisite Credit Card Issuers with Credit Card Obligations or Hedging Creditors with Hedging Obligations, as the case may be, thereunder at such time have rescinded such written notice.

            "Obligations" shall have the meaning provided in Section 1 hereof.

            "Parent" shall have the meaning provided in the recitals to this Agreement.

            "Partnership Assets" shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interests in other partnerships), at any time owned or represented by any Pledged Partnership or represented by any Partnership Interest.

            "Partnership Interest" shall mean the entire partnership interests (whether general and/or limited partnership interests) at any time directly owned by each Pledgor in any partnership (with any partnership the partnership interests of which are required to be included as "Partnership Interests" hereunder being herein called a "Pledged Partnership", and together with any Pledged LLC, each, a "Pledged Entity").

            "Pledged Entity" shall have the meaning provided in the definition of "Partnership Interest."

            "Pledged Notes" shall mean all Notes at any time pledged or required to be pledged hereunder.

            "Pledged Limited Liability Company Interests" shall mean all Limited Liability Company Interests at any time pledged or required to be pledged hereunder.

            "Pledged LLC" shall have the meaning provided in the definition of "Limited Liability Company Interest".

            "Pledged Partnership" shall have the meaning provided in the definition of "Partnership Interest".

            "Pledged Partnership Interests" shall mean all Partnership Interests at any time pledged or required to be pledged hereunder.

            "Pledgee" shall have the meaning provided in the first paragraph of this Agreement.

            "Pledgor" shall have the meaning provided in the first paragraph of this Agreement.

                                                                       Exhibit H
                                                                         Page 10

            "Principal Property" shall have the meaning provided in the Existing Senior Notes Indenture or the Refinancing Senior Notes Indenture (in each case as in effect on the date hereof), as the context may require.

            "Proceeds" has the meaning given such term in Section 9-102(a)(64) of the UCC.

            "Pro Rata Share" shall have the meaning provided in Section 9 hereof.

            "Refinancing Senior Notes Creditors" shall have the meaning provided in the recitals to this Agreement.

            "Refinancing Senior Notes Documents" shall have the meaning provided in the recitals to this Agreement.

            "Refinancing Senior Notes Indenture" shall have the meaning provided in the recitals to this Agreement.

            "Refinancing Senior Notes Obligations" shall have the meaning provided in Section 1 hereof.

            "Refinancing Senior Notes Trustee" shall have the meaning provided in the recitals to this Agreement.

            "Requisite Creditors" shall have the meaning provided in Section 20 hereof.

            "Restricted Subsidiary" shall mean each Subsidiary that is a Restricted Subsidiary, as such term is defined in the Existing Senior Notes Indenture or the Refinancing Senior Notes Indenture (each, as in effect on the date hereof), as the context may require.

            "Secured Credit Card Agreements" shall have the meaning set forth in the recitals to this Agreement.

            "Secured Creditors" shall have the meaning set forth in the recitals to this Agreement.

            "Secured Debt Agreements" shall have the meaning provided in Section 5 hereof.

            "Secured Hedging Agreement" shall have the meaning provided in the recitals to this Agreement.

            "Securities Account" has the meaning given such term in Section 8-501(a) of the UCC.

            "Security" and "Securities" has the meaning given such term in
Section 8-102(a)(15) of the UCC and shall in any event also include all Stock and all Notes, provided that the terms "Security" and "Securities" shall not include (i) any capital stock of any Excluded Domestic Entity or any Excluded Investment Entity or (ii) any Margin Stock.

                                                                       Exhibit H
                                                                         Page 11

            "Security Entitlement" has the meaning given such term in Section 8-102(a)(17) of the UCC.

            "Specified Pledgor" shall have the meaning provided in Section 3.1 hereof.

            "Stock" shall mean (i) all of the issued and outstanding shares of stock of any corporation (other than a corporation that is not organized under the laws of the United States or any State or territory thereof (a "Foreign Corporation")) at any time directly owned by any Pledgor, and (ii) all of the issued and outstanding shares of capital stock of any Foreign Corporation at any time directly owned by any Pledgor, provided that such Pledgor shall not be required to pledge hereunder the capital stock of a Foreign Corporation if more than 65% of the total combined voting power of all classes of capital stock of any Foreign Corporation entitled to vote are pledged hereunder (after giving effect to the pledge of capital stock of such Foreign Corporation by other Pledgors hereunder), provided further that the term "Stock" shall not include
(i) any capital stock of any Excluded Domestic Entity or any Excluded Investment Entity, (ii) any Margin Stock and (iii) excess capital stock of a Foreign Corporation not required to be pledged hereunder as a result of the application of the preceding proviso.

            "Subsequent Effective Date" shall have the meaning set forth in
Section 18 hereof.

            "Termination Date" shall have the meaning set forth in Section 18 hereof.

            "UCC" means the Uniform Commercial Code as in effect in the State of New York from time to time; provided that all references herein to specific sections or sub-sections of the UCC are references to such sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the date hereof.

            "Uncertificated Security" has the meaning given such term in Section 8-102(a)(18) of the UCC.

            (b) Each Pledgor represents and warrants that on the date hereof (or, if later, the date it first becomes party hereto) and on any Subsequent Effective Date: (a) each Subsidiary of such Pledgor, and the direct ownership thereof, is listed on Annex A hereto; (b) the Stock held by such Pledgor consists of the number and type of shares of the stock of the corporations as described in Annex B hereto; (c) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as set forth in Annex B hereto; (d) the Notes held by such Pledgor consist of the promissory notes described in Annex C hereto; (e) the Limited Liability Company Interests held by such Pledgor consists of the number and type of interest of the respective Pledged LLC as described in Annex D hereto; (f) such Limited Liability Company Interests held by such Pledgor constitute the percentage of the issued and outstanding equity interests of the respective Pledged LLC as set forth in Annex D hereto for such Pledgor; (g) except for such immaterial exceptions set forth on Annexes B and C as may be reasonably acceptable to the Pledgee, each such Pledgor is the holder of record and sole beneficial owner of the Stock, the Notes, the Limited Liability Company Interests, the Partnership Interests and the Securities identified on Annex G hereto; (h) the Partnership Interests held by such Pledgor consists of the number and type of interest of the respective Pledged Partnership as described in

                                                                       Exhibit H
                                                                         Page 12

Annex E hereto; (i) the Partnership Interests held by such Pledgor constitutes that percentage of the entire Partnership Interest of the respective Pledged Partnership as is set forth in Annex E hereto for such Pledgor; (j) such Pledgor owns or possesses no other Securities except as described on Annexes B, C, D, E and G hereto; and (k) such Pledgor has complied with the respective procedures set forth in Section 3.2(a) with respect to each item of Collateral described in Annexes B through E hereto and Annex G hereto that is required by this Agreement to be pledged to the Pledgee on the date hereof (or the respective subsequent Effective Date).

            3. PLEDGE OF SECURITIES, ETC.

            3.1 Pledge. To secure the Applicable Obligations for such Pledgor and for the purposes set forth in Section 1, each Pledgor does hereby grant, pledge and assign to the Pledgee for the benefit of the relevant Secured Creditors, and does hereby create a continuing security interest in favor of the Pledgee for the benefit of the relevant Secured Creditors in, all of the right, title and interest in and to the following, whether now existing or hereafter from time to time acquired (collectively, the "Collateral"):

            (i) each of the Collateral Accounts, including any and all assets of whatever type or kind deposited by such Pledgor in such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, moneys, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited or required by the Credit Agreement or any other Secured Debt Agreement to be deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

            (ii) all Securities owned by such Pledgor from time to time and all options and warrants owned by such Pledgor from time to time to purchase Securities;

            (iii) all Limited Liability Company Interests owned by such Pledgor from time to time and all of such Pledgor's right, title and interest in each limited liability company to which such interests relate, whether now existing or hereafter acquired, including, without limitation:

                  (1) all the capital thereof and its interest in all profits, income, surpluses, losses, Limited Liability Company Assets, distributions and other payments to which such Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;

                  (2) all other payments due or to become due to such Pledgor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                  (3) all of its claims, rights, powers, privileges, authority, options, security interest, liens and remedies, if any, under any limited liability company

                                                                       Exhibit H
                                                                         Page 13

            agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

                  (4) all present and future claims, if any, of any of such
            Pledgor against any such Pledged LLC for moneys loaned or advanced, for services rendered or otherwise;

                  (5) all of such Pledgor's rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of any of such Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Limited Liability Company Interest and any such Pledged LLC, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing (with all of the foregoing rights to be exercisable only upon the occurrence and during the continuation of a Noticed Event of Default); and

                  (6) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

            (iv) all Partnership Interests owned by such Pledgor from time to time and all of such Pledgor's right, title and interest in each partnership to which such interests relate, whether now existing or hereafter acquired, including, without limitation:

                  (1) all of the capital thereof and its interest in all
            profits, income, surplus, losses, Partnership Assets, distributions and other payments to which such Pledgor shall at any time be entitled in respect of any such Partnership Interest;

                  (2) all other payments due or to become due to such Pledgor in respect of any such Partnership Interest, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                  (3) all of its claims, rights, powers, privileges, authority, options, security interest, liens and remedies, if any, under any partnership or other agreement or at law or otherwise in respect of any such Partnership Interest;

                                                                       Exhibit H
                                                                         Page 14

                  (4) all present and future claims, if any, of such Pledgor against any Pledged Partnership for moneys loaned or advanced, for services rendered or otherwise;

                  (5) all of such Pledgor's rights under any partnership
            agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to any Partnership Interest, including any power, if any, to terminate, cancel or modify any general or limited partnership agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Partnership Interest and any Pledged Partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect, or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing (with all of the foregoing rights to be exercisable only upon the occurrence and during the continuation of a Noticed Event of Default);

                  (6) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

            (v) all Financial Assets and Investment Property owned by such Pledgor from time to time;

            (vi) all Security Entitlements owned by such Pledgor from time to time in any and all of the foregoing; and

            (vii) all Proceeds of any and all of the foregoing.

As used herein, "Applicable Obligations" shall mean (x) for each Pledgor (each, a "Specified Pledgor") that is Parent, the Borrower or a Restricted Subsidiary, all the Obligations and (y) for each other Pledgor, all the Obligations other than the Existing Senior Notes Obligations and the Refinancing Senior Notes Obligations, provided that (i) the Existing Senior Notes Obligations shall be excluded from the Applicable Obligations of a Specified Pledgor to the extent the Existing Senior Notes Documents do not require the Existing Senior Notes Obligations to be secured pursuant to this Agreement (or, in the case of the Applicable Obligations of Parent, to the same extent the Existing Senior Notes Obligations are excluded from the Applicable Obligations of the Borrower as provided above in this clause (i)) and (ii) the Refinancing Senior Notes Obligations shall be excluded from the Applicable Obligations of a Specified Pledgor to the extent the Refinancing Senior Notes Documents do not require the Refinancing Senior Notes Obligations to be secured pursuant to this Agreement (or, in the case of the Applicable Obligations of Parent, to the same extent the Refinancing Senior Notes Obligations are excluded from the Applicable Obligations of the Borrower as provided above in this clause (ii)).

                                                                       Exhibit H
                                                                         Page 15

Notwithstanding anything to the contrary contained in this Agreement, the Collateral that secures the Existing Senior Notes Obligations or the Refinancing Senior Notes Obligations of a Specified Pledgor shall be limited to Collateral consisting of any shares of stock, indebtedness or other obligations of a Subsidiary of Parent or of any Principal Property of any Specified Pledgor (the "Designated Collateral"), all of which Collateral shall also ratably secure all other Applicable Obligations of such Specified Pledgor, and the Collateral Proceeds with respect to any item of Collateral owned by a Specified Pledgor that are to be applied to the Existing Senior Notes Obligations or to the Refinancing Senior Notes Obligations shall be limited to Collateral Proceeds resulting from the sale, other disposition of or other realization upon, and other moneys received in respect of, the Designated Collateral of such Specified Pledgor, with such Collateral Proceeds to also be applied ratably to all other Applicable Obligations of such Specified Pledgor.

            3.2. Procedures. (a) To the extent that any Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by the respective Pledgor) be pledged pursuant to Section 3.1 of this Agreement and, in addition thereto, such Pledgor shall (to the extent provided below) take the following actions for the benefit of the Pledgee and the other relevant Secured Creditors as set forth below as promptly as practicable and, in any event, within 10 Business Days after it obtains such Collateral, provided that (i) in the case of Collateral consisting of an Uncertificated Security, Limited Liability Company Interest or Partnership Interest of a Person which is not a Subsidiary of such Pledgor and a security interest in which is to be perfected by taking an action specified in sub-clause (ii) or (iv)(2) below, such Pledgor shall have 30 days after it obtains such Collateral to take the respective action required by said sub-clause, (ii) in the case of Collateral a security interest in which is to be perfected by taking an action specified in sub-clause (iii) below, such Pledgor shall have 90 days after the Third Restatement Effective Date (or, if such Collateral is acquired after the Third Restatement Effective Date, the date it obtains such Collateral) to take the respective action required by said sub-clause and (iii) in the case of any Security, Stock, Limited Liability Company Interest or Partnership Interest of an Excluded Foreign Entity, such Pledgor owning the same shall take the respective action required below on the date such Excluded Foreign Entity ceases to qualify as an "Excluded Foreign Entity" in accordance with the definition thereof:

            (i) with respect to a Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation), the respective Pledgor shall deliver such Certificated Security to the Pledgee, indorsed to the Pledgee or indorsed in blank;

            (ii) with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation), the respective Pledgor shall cause the issuer of such Uncertificated Security (or, in the case of an issuer that is not a Subsidiary of such Pledgor, will use reasonable efforts to cause such issuer) to duly authorize and execute, and deliver to the Pledgee, an agreement for the benefit of the Pledgee and the other Secured Creditors substantially in the form of Annex F hereto (appropriately completed to the reasonable satisfaction of the Pledgee and with such modifications, if any, as shall be reasonably satisfactory to the Pledgee) pursuant to which, subject to
      Section 5 hereof, such issuer agrees to comply with any and all instructions originated by the Pledgee without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security (and any

                                                                       Exhibit H
                                                                         Page 16

      Partnership Interest and Limited Liability Company Interest issued by such issuer) originated by any other Person other than a court of competent jurisdiction; provided that in the case of an Uncertificated Security issued by a Person that is organized under the laws of a jurisdiction other than the United States or any state thereof, such Pledgor shall enter into a Foreign Pledge Agreement and comply with the requirements of
      Section 16(d) as if said Person had been (but then ceased to be) an Excluded Foreign Entity,

            (iii) with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), the respective Pledgor shall promptly notify the Pledgee thereof and shall promptly take (x) all actions required (i) to comply with the applicable rules of such Clearing Corporation and (ii) to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 9-314(a) and (b), 9-106 and 8-106(d) of the UCC) and (y) such other actions as the Pledgee deems reasonably necessary or desirable to effect the foregoing;

            (iv) with respect to a Partnership Interest or a Limited Liability Company Interest (other than a Partnership Interest or Limited Liability Interest credited on the books of a Clearing Corporation), (1) if such Partnership Interest or Limited Liability Company Interest is represented by a certificate and is a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(i) hereof, and (2) if such Partnership Interest or Limited Liability Company Interest is not represented by a certificate or is not a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(ii) hereof;

            (v) with respect to any Note, delivery of such Note to the Pledgee, indorsed to the Pledgee or indorsed in blank; and

            (vi) with respect to cash proceeds, (i) establishment by the Pledgee of a cash account in the name of such Pledgor over which the Pledgee shall have exclusive and absolute control and dominion (and no withdrawals or transfers may be made therefrom by any Person except with the prior written consent of the Pledgee) and (ii) deposit of such cash in such cash account.

            (b) In addition to the actions required to be taken pursuant to
Section 3.2(a) hereof, each Pledgor shall take the following additional actions with respect to the Collateral:

            (i) with respect to all Collateral of such Pledgor whereby or with respect to which the Pledgee may obtain "control" thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New York), the respective Pledgor shall take all actions as may be reasonably requested from time to time by the Pledgee so that "control" of such Collateral is obtained and at all times held by the Pledgee; and

            (ii) each Pledgor shall from time to time cause appropriate financing statements (on Form UCC-1 or other appropriate form) under the Uniform Commercial

                                                                       Exhibit H
                                                                         Page 17

      Code as in effect in the various relevant States, covering all Collateral hereunder (with the form of such financing statements to be satisfactory to the Pledgee), to be filed in the relevant filing offices so that at all times the Pledgee has a security interest in all Investment Property and other Collateral which is perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-312(a) of the UCC).

            3.3. Subsequently Acquired Collateral. If any Pledgor shall acquire (by purchase, stock dividend or similar distribution or otherwise) any additional Collateral at any time or from time to time after the date hereof, such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.1 hereof and, furthermore, the respective Pledgor will promptly thereafter take (or cause to be taken) all action with respect to such Collateral in accordance with the procedures set forth in Section 3.2 hereof, and will promptly thereafter deliver to the Pledgee (i) a certificate executed by a principal executive officer of such Pledgor describing such Collateral and certifying that the same has been duly pledged in favor of the Pledgee (for the benefit of the relevant Secured Creditors entitled thereto) hereunder and (ii) supplements to Annexes A through E hereto as are reasonably necessary to cause such annexes to be complete and accurate at such time, provided that unless specifically requested by the Collateral Agent, such updated Annexes shall not be required to include any after-acquired Securities pledged to the Pledgee pursuant to the procedures set forth in Section 3.2(a)(iii). Notwithstanding the foregoing, no Pledgor shall be required at any time to pledge hereunder any Stock which will result in more than 65% of the total combined voting power of all classes of capital stock of any Foreign Corporation entitled to vote being pledged hereunder.

            3.4. Transfer Taxes. Each pledge of Collateral under Section 3.1 or
Section 3.3 hereof shall be accompanied by any transfer tax stamps required in connection with the pledge of such Collateral.

            4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral, which may be held (in the discretion of the Pledgee) in the name of the relevant Pledgor, endorsed or assigned in blank or, following a Noticed Event of Default which is continuing, in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

            5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until a Noticed Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to exercise all voting rights attaching to any and all Collateral owned by it, and to give consents, waivers or ratifications in respect thereof; provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate, result in breach of any covenant contained in, or be inconsistent with, any of the terms of this Agreement, the Credit Agreement, any other Credit Document, any Existing Senior Notes Document, any Refinancing Senior Notes Document, any Secured Credit Agreement or any Secured Hedging Agreement (collectively, the "Secured Debt Agreements"), or which would have the effect of impairing the value of the Collateral or any part thereof or the position or interests of the Pledgee or any other

                                                                       Exhibit H
                                                                         Page 18

Secured Creditor therein, provided however, each Pledgor shall be permitted to amend and/or modify intercompany notes constituting Collateral in the ordinary course of business and consistent with past practices. All such rights of a Pledgor to vote and to give consents, waivers and ratifications shall cease in case a Noticed Event of Default shall occur and be continuing and Section 7 hereof shall become applicable. As used herein, a "Noticed Event of Default" shall mean (i) an Event of Default with respect to a Credit Party under Section
9.05 of the Credit Agreement and (ii) any other Event of Default in respect of which the Pledgee has given either Credit Agreement Party notice that such Event of Default constitutes a "Noticed Event of Default".

            6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until a Noticed Event of Default shall have occurred and be continuing, all cash dividends, distributions, cash Proceeds or other amounts payable in respect of the Collateral shall be paid to the respective Pledgor; provided that all dividends or other amounts payable in respect of the Collateral which are determined by the Pledgee, to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital not permitted by the Credit Agreement shall be paid, to the extent so determined to represent an extraordinary, liquidating or other distribution in return of capital, to the Pledgee and retained by it as part of the Collateral (unless such cash dividends are applied to repay the Obligations pursuant to Section 9 of this Agreement). The Pledgee shall also be entitled to receive directly, and to retain as part of the
Collateral:

            (i) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Collateral;

            (ii) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including cash) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

            (iii) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate, partnership or other reorganization.

Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee's right to receive proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by the respective Pledgor contrary to the provisions of this
Section 6 or Section 7 shall be received in trust for the benefit of the Pledgee and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

            7. REMEDIES IN CASE OF AN EVENT OF DEFAULT. In case a Noticed Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of

                                                                       Exhibit H
                                                                         Page 19

the Collateral, including, without limitation, all the rights and remedies of a secured party upon default under the Uniform Commercial Code as in effect in any relevant jurisdiction, and the Pledgee shall be entitled, without limitation, to exercise any or all of the following rights, which each Pledgor hereby agrees to be commercially reasonable:

            (i) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 to such Pledgor;

            (ii) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

            (iii) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

            (iv) to vote all or any part of the Collateral (in each case whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so);

            (v) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance or advertisement or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its reasonable discretion may determine, provided that at least 10 days' notice of the time and place of any such sale shall be given to such Pledgor. The Pledgee shall not be obligated to make such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each purchaser at any such sale shall hold the property so sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of all Secured Creditors (or certain of them) may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto; and

            (vi) to set-off any and all Collateral against any and all Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations.

                                                                       Exhibit H
                                                                         Page 20

            8. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Pledgee provided for in this Agreement or any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. Unless otherwise required by the Credit Documents, no notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar other circumstances or constitute a waiver of any of the rights of the Pledgee or any other Secured Creditor to any other further action in any circumstances without demand or notice. By accepting the benefits of this Agreement, the Secured Creditors expressly acknowledge and agree that (x) this Agreement may be enforced only by the action of the Pledgee acting upon the instructions of the Required Lenders or, if the CA Termination Date has occurred, the holders of a majority of the outstanding principal amount of all remaining Obligations, provided that if prior to the CA Termination Date a payment default with respect to at least $300,000,000 principal amount in the aggregate of Existing Senior Notes and/or Refinancing Senior Notes has continued for at least 180 days (and such defaulted payment has not been received pursuant to a drawing under any letter of credit), the holders of a majority of the outstanding principal amount of the Indebtedness subject to such payment default or defaults can direct the Pledgee to commence and continue enforcement of the Liens created hereunder, which the Pledgee shall comply with subject to receiving any indemnity which it reasonably requests, provided further that the Pledgee shall thereafter comply only with the directions of the Required Lenders as to how to carry out such enforcement so long as such directions are not adverse to the aforesaid directions of the holders of Indebtedness subject to such payment default or defaults and (y) no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies shall be exercised exclusively by the Pledgee for the benefit of the Secured Creditors as their interests may appear upon the terms of this Agreement.

            9. APPLICATION OF PROCEEDS. (a) All moneys collected by the Pledgee upon any sale, other disposition of or other realization upon any Collateral pursuant to the terms of this Agreement, together with all other moneys received by the Pledgee hereunder (collectively, the "Collateral Proceeds"), shall be applied as follows:

            (i) first, to the payment of all Obligations owing to the Pledgee of the type described in clauses (v), (vi) and (vii) of Section 1 herein;

            (ii) second, to the extent proceeds of the sale, other disposition of or other realization upon any item of Collateral remain after the application pursuant to preceding clause (i), an amount equal to the outstanding Applicable Obligations secured by such item of Collateral shall be paid to the Secured Creditors in the manner provided below as their interests may appear, with each Secured Creditor receiving an amount equal to its outstanding Applicable Obligations secured by such item of Collateral or, if the proceeds

                                                                       Exhibit H
                                                                         Page 21

      are insufficient to pay in full all such Applicable Obligations, its Pro Rata Share of the amount so remaining to be distributed, with any such amount to be applied in the case of the Credit Document Obligations, the Existing Senior Notes Obligations and the Refinancing Senior Notes Obligations, first to the payment of interest in respect of the unpaid principal amount of Loans, Existing Senior Notes or Refinancing Senior Notes, as the case may be, second to the payment of principal of Loans, Existing Senior Notes or Refinancing Senior Notes, as the case may be, and third to the other Credit Document Obligations, Existing Senior Notes Obligations or Refinancing Senior Notes Obligations, as the case may be; and

            (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), to the relevant Pledgor or, to the extent directed by such Pledgor or a court of competent jurisdiction, to whomever may be lawfully entitled to receive such surplus.

            (b) For purposes of this Agreement, "Pro Rata Share" shall mean when calculating a Secured Creditor's portion of any distribution or amount pursuant to clause (a) above, the amount (expressed as a percentage) equal to a fraction the numerator of which is the then outstanding amount of the relevant Applicable Obligations secured by the relevant item of Collateral owed such Secured Creditor and the denominator of which is the then outstanding amount of all Applicable Obligations secured by the relevant item of Collateral.

            (c) All payments required to be made to the (i) Lender Creditors hereunder shall be made to the Administrative Agent for the account of the respective Lender Creditors, (ii) Credit Card Issuers hereunder shall be made to the Credit Card Issuer(s) under the applicable Secured Credit Card Agreement,
(iii) Hedging Creditors hereunder shall be made to the paying agent under the applicable Secured Hedging Agreement or, in the case of Secured Hedging Agreements without a paying agent, directly to the applicable Hedging Creditors,
(iv) Existing Senior Notes Creditors hereunder shall be made to the Existing Senior Notes Trustee for the account of the respective Existing Senior Notes Creditors and (v) Refinancing Senior Notes Creditors hereunder shall be made to the Refinancing Senior Notes Trustee for the account of the respective Refinancing Senior Notes Creditors.

            (d) For purposes of applying payments received in accordance with this Section 9, the Pledgee shall be entitled to rely upon (i) the Administrative Agent for a determination of the outstanding Credit Document Obligations, (ii) any Credit Card Issuer for a determination of the outstanding Credit Card Obligations owed to such Credit Card Issuer, (iii) any Hedging Creditor for a determination of the outstanding Hedging Obligations owed to such Hedging Creditor, (iv) the Existing Senior Notes Trustee for a determination of the outstanding Existing Senior Notes Obligations, and (v) the Refinancing Senior Notes Trustee for a determination of the outstanding Refinancing Senior Notes Obligations. Unless it has actual knowledge (including by way of written notice from a Secured Creditor) to the contrary, the Administrative Agent under the Credit Agreement, in furnishing information pursuant to the preceding sentence, and the Pledgee, in acting hereunder, shall be entitled to assume that no Credit Document Obligations other than principal, interest and regularly accruing fees are owing to any Lender Creditor.

                                                                       Exhibit H
                                                                         Page 22

            (e) It is understood and agreed that each Pledgor shall remain liable to the extent of any deficiency between (x) the amount of the Obligations for which it is responsible directly or as a Guarantor that are satisfied with proceeds of the Collateral and (y) the aggregate outstanding amount of such Obligations.

            10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

            11. INDEMNITY. Each Pledgor jointly and severally agrees (i) to indemnify and hold harmless the Pledgee and each other Secured Creditor and their respective successors, assigns, employees, agents and affiliates (individually, an "Indemnitee," and collectively the "Indemnitees") from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse each Indemnitee for all reasonable costs and expenses, including reasonable attorneys' fees, in each case growing out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement (but excluding any claims, demands, losses, judgments and liabilities or expenses to the extent incurred by reason of gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision)). In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for moneys or other property actually received by it in accordance with the terms hereof. If and to the extent that the obligations of any Pledgor under this Section 11 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

            12. PLEDGEE NOT BOUND. (a) Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a general partner or limited partner of any Pledged Partnership or a member of any Pledged LLC and the Pledgee or any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall not have any of the duties, obligations or liabilities of a general partner or limited partner of any Pledged Partnership or a member of any Pledged LLC. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of the respective Pledged Partnership Interest, Pledged Limited Liability Company Interest or Security pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor and/or any Pledgor.

            (b) Except as provided in the last sentence of paragraph (a) of this Section, the Pledgee, by accepting this Agreement, did not intend to become a general partner or limited partner of any Pledged Partnership or a member of any Pledged LLC or otherwise be deemed to be a co-venturer with respect to any Pledgor, any Pledged Partnership or any Pledged LLC., either before or after an Event of Default shall have occurred. The Pledgee shall have only those

                                                                       Exhibit H
                                                                         Page 23

powers set forth herein and shall assume none of the duties, obligations or liabilities of a general partner or limited partner of any Pledged Partnership or a member of any Pledged LLC or of any Pledgor.

            (c) Neither the Pledgee nor any other Secured Creditor shall be obligated to perform or discharge any obligation of any Pledgor as a result of the collateral assignment hereby effected.

            (d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

            13. FURTHER ASSURANCES. (a) Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor's own expense, file and refile under the Uniform Commercial Code such financing statements, continuation statements and other documents in such offices as the Pledgee may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral hereunder and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or reasonably deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder or thereunder.

            (b) Each Pledgor hereby appoints the Pledgee, such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Pledgee's reasonable discretion to take any action and to execute any instrument which the Pledgee may reasonably deem necessary or advisable to accomplish the purposes of this Agreement.

            14. THE PLEDGEE AS COLLATERAL AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Annex M to the Security Agreement, the terms of which shall be deemed incorporated herein by reference as fully as if same were set forth herein in their entirety (for such purpose, treating each reference to the "Security Agreement" as a reference to this Agreement, each reference to the "Collateral Agent" as a reference to the Pledgee and each reference to an "Assignor" as a reference to a "Pledgor").

            15. TRANSFER BY THE PLEDGORS. No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of

                                                                       Exhibit H
                                                                         Page 24

the Collateral or any interest therein if prohibited by the terms of this Agreement or any other Secured Debt Agreement.

            16. REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS. (a) Each Pledgor represents, warrants and covenants that:

            (i) it is the legal, record and beneficial owner of, and has good and marketable title to, all Collateral consisting of one or more Securities pledged by it hereunder, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the liens and security interests created by this Agreement and Permitted Liens;

            (ii) it has full power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement without the consent of any other Person;

            (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or law);

            (iv) except to the extent already made or obtained, no consent of any other party (including, without limitation, any stockholder, member, limited or general partner or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with (a) the execution, delivery or performance of this Agreement, (b) the validity or enforceability of this Agreement,
      (c) the perfection or enforceability of the Pledgee's security interest in the Collateral (other than with respect to the Stock of an Excluded Foreign Entity) or (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein;

            (v) neither the execution, delivery or performance of this Agreement or any other Secured Debt Agreement to which it is a party violates (a) any material provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or domestic or foreign governmental authority, (b) the certificate of incorporation, certificate of formation, certificate of partnership, partnership agreement, limited liability company agreement (or equivalent organizational documents) or by-laws, as the case may be, of such Pledgor or of any securities issued by such Pledgor or any of its Subsidiaries, or
      (c) any indenture, mortgage, lease, deed of trust, credit agreement, loan agreement, agreement or other instrument to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement;

                                                                       Exhibit H
                                                                         Page 25

            (vi) all the Collateral consisting of Securities, Pledged Limited Liability Company Interests and Pledged Partnership Interests have been duly and validly issued, are fully paid and non-assessable and are subject to no options to purchase or similar rights;

            (vii) to Pledgor's knowledge, each of the Pledged Notes constitute, or, when executed by the obligor thereof, will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or law);

            (viii) the pledge, assignment and delivery to the Pledgee of the Collateral consisting of Certificated Securities (other than the Certificated Securities (x) of the Excluded Foreign Entities and (y) required to be pledged pursuant to the procedures set forth in Section 3.2(a)(iii)) and Pledged Notes pursuant to this Agreement, creates a valid and perfected first security interest in such Collateral and the proceeds thereof, subject to no prior Lien or encumbrance or to any agreement purporting to grant to any third party a Lien or encumbrance on the property or assets of such Pledgor which would include the Securities;

            (ix) it is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any partnership agreement or limited liability company agreement to which such Pledgor is a party, and such Pledgor is not in violation of any other material provisions of any partnership agreement or limited liability company agreement to which such Pledgor is a party, or otherwise in default or violation thereunder; no Partnership Interest or Limited Liability Company Interest is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any Person with respect thereto;

            (x) it shall not withdraw as a partner of any Pledged Partnership or member of any Pledged LLC, or file or pursue or take any action which may, directly or indirectly, cause a dissolution or liquidation of or with respect to any Pledged Entity or seek a partition of any property of any Pledged Entity, except as permitted by the Credit Agreement;

            (xi) the Pledged Partnership Interests or Pledged Limited Liability Company Interests of such Pledgor, as the case may be, constitute, and will at all times hereafter continue to constitute, in the aggregate, all of the partnership interests or membership interests, as the case may be, of each Pledged Entity of such Pledgor and no Pledged Entity shall create any options or rights or other agreements to sell or otherwise transfer, or sell or otherwise transfer, any Partnership Interests or Limited Liability Company Interests;

            (xii) each partnership agreement and limited liability company agreement is the legal, valid and binding obligation of the parties thereto, enforceable in accordance with

                                                                       Exhibit H
                                                                         Page 26

      its terms and, together with this Agreement, contains the entire agreement between the parties thereto relating to the subject matter thereof; and

            (xiii) "control" (as defined in Section 8-106 of the UCC) has been obtained by the Pledgee over all Collateral consisting of Securities (including Notes which are Securities) with respect to which such "control" may be obtained pursuant to Section 8-106 of the UCC, in each such case to the extent required by the terms of this Agreement.

            (b) Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Securities and the proceeds thereof against the claims and demands of all persons whomsoever; and each Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors.

            (c) Each Pledgor covenants and agrees that it will take no action which would violate or be inconsistent with any of the terms of any Secured Debt Agreement, or which would have the effect of impairing the position or interests of the Pledgee or any other Secured Creditor under any Secured Debt Agreement except as permitted by the Credit Agreement.

            (d) Any Pledgor which owns an equity interest in an Excluded Foreign Entity covenants and agrees that on the date on which such entity ceases to qualify as an "Excluded Foreign Entity" in accordance with the definition thereof, (i) such Pledgor shall have duly authorized, executed and delivered to the Pledgee a pledge agreement, in form and substance satisfactory to the Pledgee, governed by the laws of the jurisdiction of organization of such Excluded Foreign Entity and covering (subject to the pledge limitations in subclause (ii) of the definition of the term "Stock") the equity interests of such Excluded Foreign Entity owned by such Pledgor (as amended, restated, modified and/or supplemented from time to time in accordance with the terms thereof and of the Credit Agreement, each such pledge agreement, a "Foreign Pledge Agreement"), (ii) such Foreign Pledge Agreement shall be in full force and effect and shall have been duly recorded or filed in such manner and in such places as required by the law of the jurisdiction governing such Foreign Pledge Agreement to establish, perfect, preserve and protect the pledge in favor of the Collateral Agent, (iii) all taxes, fees and other charges payable in connection with the such Foreign Pledge Agreement (including the recordation thereof) shall have been paid in full and (iv) the Pledgee shall have received such other evidence that all actions necessary or, in the opinion of the Pledgee, desirable, to perfect and/or render enforceable the security interest purported to be created by such Foreign Pledge Agreement have been taken (including, without limitation, the delivery of an opinion from local counsel acceptable to the Pledgee in form, scope and substance reasonably satisfactory to the Pledgee).

            (e) Each Pledgor represents and warrants as of the date of each Credit Event under the Credit Agreement, that the fair market value of the Margin Stock held by the Pledgors as of the date of such Credit Event does not exceed $50,000,000.

            17. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force

                                                                       Exhibit H
                                                                         Page 27

and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation:

            (i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from any of the Secured Debt Agreements, or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

            (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement;

            (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee;

            (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or

            (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Pledgor or any Subsidiary of such Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

            18. TERMINATION; RELEASE. (a) After the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of the respective Pledgor, will execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement as provided above, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee hereunder. As used in this Agreement, (i) "CA Termination Date" shall mean the date upon which the Total Commitment has been terminated, no Letter of Credit or Note under the Credit Agreement is outstanding and all other Credit Document Obligations have been paid in full in cash (other than arising from indemnities for which no request for payment has been made) and (ii) "Termination Date" shall mean the date upon which (x) the CA Termination Date shall have occurred and (y) if (but only if) a Notified Non-Credit Agreement Event of Default shall have occurred and be continuing on the CA Termination Date (and after giving effect thereto), either
(I) such Notified Non-Credit Agreement Event of Default shall have been cured or waived by the requisite holders of the relevant Obligations subject to such Notified Non-Credit Agreement Event of Default or (II) all Secured Credit Card Agreements and Secured Hedging Agreements (if any) giving rise to a Notified Non-Credit Agreement Event of Default shall have been terminated and all Obligations subject to such Notified Non-Credit Agreement Event of Default shall have been paid in full (other than arising from indemnities for which no request for payment has been made).

                                                                       Exhibit H
                                                                         Page 28

            (b) So long as no Notified Non-Credit Agreement Event of Default has occurred and is continuing, in the event that (x) prior to the CA Termination Date (i) any part of the Collateral is sold or otherwise disposed of in connection with a sale or other disposition permitted by Section 8.02 of the Credit Agreement (it being agreed for such purposes that a release will be deemed "permitted by Section 8.02 of the Credit Agreement" if the proposed transaction constitutes an exception to Section 8.02 of the Credit Agreement) or
(ii) all or any part of the Collateral is released at the direction of the Required Lenders (or all the Lenders if required by Section 12.12 of the Credit Agreement), and the proceeds of such sale or disposition or from such release (if any) are applied in accordance with the terms of the Credit Agreement to the extent required to be so applied or (y) on and after the CA Termination Date, any part of the Collateral is sold or otherwise disposed of without violating the Existing Senior Notes Documents, the Refinancing Senior Notes Documents, the Secured Credit Card Agreements and the Secured Hedging Agreements, the Pledgee, at the request and expense of the respective Pledgor will release such Collateral from this Agreement, duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in possession of the Pledgee and has not theretofore been released pursuant to this Agreement (it being understood and agreed that upon the release of all or any portion of the Collateral by the Collateral Agent at the direction of the Lenders as provided above, the Lien on the Collateral in favor of the Credit Card Issuer, the Hedging Creditors, the Existing Senior Notes Creditors and the Refinancing Senior Notes Creditors shall automatically be released).

            (c) In addition to the foregoing, all Collateral shall be automatically released (subject to reinstatement upon the occurrence of a new Trigger Event, with each date of such reinstatement, a "Subsequent Effective Date") in accordance with the provisions of the last sentence of Section 7.10(b) of the Credit Agreement.

            (d) At any time that the relevant Pledgor desires that the Pledgee take any action to give effect to any release of Collateral pursuant to the foregoing Section 18(a), (b) or (c), it shall deliver to the Pledgee a certificate signed by an authorized officer describing the Collateral to be released and certifying its entitlement to a release pursuant to the applicable provisions of Sections 18(a), (b) or (c) and in such case the Pledgee, at the request and expense of such Pledgor, will execute such documents as required to duly release such Collateral and to assign, transfer and deliver to such Pledgor or its designee (without recourse and without any representation or warranty) such of the Collateral as is then being released and as may be in the possession of the Pledgee. The Pledgee shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with (or which the Pledgee in good faith believes to be in accordance with) this
Section 18. Upon any release of Collateral pursuant to Section 18(a), (b) or
(c), so long as no Noticed Event of Default is then in existence, none of the Secured Creditors shall have any continuing right or interest in such Collateral, or the proceeds thereof (subject to reinstatement rights upon the occurrence of a new Trigger Event in the case of a release pursuant to Section 18(c)).

            19. NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered (including by way of overnight courier):

                                                                       Exhibit H
                                                                         Page 29

            (i) if to any Pledgor, at its address set forth opposite its signature below;

            (ii) if to the Pledgee, at:

                  JPMorgan Chase Bank
                  270 Park Avenue
                  New York, New York  10017
                  Attention:  Raju Nanoo
                  Tel:  212-270-2272
                  Fax:  212-270-5120

            (iii) if to any Lender (other than the Pledgee), at such address as such Lender shall have specified in the Credit Agreement;

            (iv) if to any Credit Card Issuer, at such address as such Credit Card Issuer shall have specified in writing to the Pledgors and the Pledgee;

            (v) if to any Hedging Creditor, at such address as such Hedging Creditor shall have specified in writing to the Pledgors and the Pledgee;

            (vi) if to any Existing Senior Notes Creditor, at such address of the Existing Senior Notes Trustee as the Existing Senior Notes Trustee shall have specified in writing to the Pledgors and the Pledgee;

            (vii) if to any Refinancing Senior Notes Creditor, at such address of the Refinancing Senior Notes Trustee as the Refinancing Senior Notes Trustee shall have specified in writing to the Pledgors and the Pledgee;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. Except as otherwise expressly provided herein, all such notices and communications shall be deemed to have been duly given or made when received.

            20. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Pledgee (with the consent of (x) if prior to the CA Termination Date, the Required Lenders or, to the extent required by
Section 12.12 of the Credit Agreement, all of the Lenders and (y) if on and after the CA Termination Date, the holders of at least a majority of the outstanding principal amount of the Obligations remaining outstanding), and each Pledgor affected thereby (it being understood that the addition or release of any Pledgor hereunder shall not constitute a change, waiver, discharge or variance affecting any Pledgor other than the Borrower and the Pledgor so added or released), provided that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors of such Class of Secured Creditors. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (v) the Lender Creditors as holders of the Credit Document Obligations, (w) the Credit Card Issuers as holders of the Credit Card Obligations, (x) the Hedging Creditors as holders of the Hedging Obligations,
(y) the

                                                                       Exhibit H
                                                                         Page 30

Existing Senior Notes Creditors as holders of the Existing Senior Notes Obligations, or (z) the Refinancing Senior Notes Creditors as holders of the Refinancing Senior Notes Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (v) with respect to each of the Credit Document Obligations, the Required Lenders, (w) with respect to the Credit Card Obligations, the holders of at least a majority of all Credit Card Obligations outstanding from time to time, (x) with respect to the Hedging Obligations, the holders of at least a majority of all Secured Hedging Obligations outstanding from time to time, (y) with respect to the Existing Senior Notes Obligations, the holders of at least a majority of the outstanding principal amount of the Existing Senior Notes, and (z) with respect to the Refinancing Senior Notes Obligations, the holders of at least a majority of the outstanding principal amount of the Refinancing Senior Notes.

            21. MISCELLANEOUS. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 18, (ii) be binding upon each Pledgor, its successors and assigns, and (iii) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee, the other Secured Creditors and their respective successors, transferees and assigns. This Agreement shall be construed and enforced in accordance with and governed by the law of the State of New York. The headings of the several sections and subsections in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

            22. WAIVER OF JURY TRIAL. Each party hereto irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement or the transactions contemplated hereby.

            23. ADDITIONAL PLEDGORS. It is understood and agreed that any Subsidiary of Parent that is required to become a party to this Agreement after the date hereof pursuant to the requirements of the Credit Agreement shall become a Pledgor hereunder by (x) executing a counterpart hereof and/or an assumption agreement in form and substance satisfactory to the Collateral Agent,
(y) delivering supplements to Annexes A through E hereto, as are necessary to cause such Annexes to be complete and accurate with respect to such additional Pledgor on such date and (z) taking all actions as specified in this Agreement, in each case with all documents required above to be delivered to the Collateral Agent and with all documents and action required above to be taken to the reasonable satisfaction of the Collateral Agent.

            24. NO THIRD PARTY BENEFICIARIES. This Agreement is entered into solely for the benefit of the parties hereto and their respective successors and assigns and for the benefit of the Secured Creditors from time to time and their respective successors and assigns and, except for the Secured Creditors and their successors and assigns, there shall be no third party beneficiaries hereof, nor shall any Person other than the parties hereto and their respective successors and assigns, and the Secured Creditors and their respective successors and assigns, be

                                                                       Exhibit H
                                                                         Page 31

entitled to enforce the provisions hereof or have any claims against any party hereto (or any Secured Creditor) or their successors and assigns arising from, or under, this Agreement.

                                      * * *

            IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                    REYNOLDS AMERICAN INC.,
                                        as a Pledgor

                                    By: /s/ Lynn L. Lane
                                       -----------------------------------------
                                        Title: Senior Vice President & Treasurer

                                     R.J. REYNOLDS TOBACCO HOLDINGS,
                                        INC., as a Pledgor

                                    By:  /s/ Lynn L. Lane
                                       -----------------------------------------
                                        Title: Senior Vice President & Treasurer

                                     R.J. REYNOLDS TOBACCO COMPANY,
                                        as a Pledgor

                                    By:  /s/ Lynn L. Lane
                                       -----------------------------------------
                                        Title: Senior Vice President & Treasurer

                                     RJR ACQUISITION CORP.,
                                        as a Pledgor

                                    By:  /s/ Lynn L. Lane
                                       -----------------------------------------
                                        Title: Vice President & Treasurer

                                     GMB, INC.,
                                        as a Pledgor

                                    By:  /s/ Daniel A. Fawley
                                       -----------------------------------------
                                        Title: Treasurer

                                     FHS, INC.,
                                        as a Pledgor

                                    By:  /s/ Caroline M. Price
                                       -----------------------------------------
                                        Title: President

                                     R.  J. REYNOLDS TOBACCO CO.,
                                        as a Pledgor

                                    By:  /s/ Lynn L. Lane
                                       -----------------------------------------
                                        Title: Treasurer

                                     RJR PACKAGING, LLC,
                                        as a Pledgor

                                    By:  /s/ Lynn L. Lane
                                       -----------------------------------------
                                        Title: Treasurer

                                     BWT BRANDS, INC.,
                                        as a Pledgor

                                    By:  /s/ Daniel A. Fawley
                                       -----------------------------------------
                                        Title: Treasurer

Acknowledged And Agreed:

JPMORGAN CHASE BANK,
    as Collateral Agent and Pledgee

By /s/ Robert T. Sacks
   ---------------------------------
   Title: Managing Director